SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
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         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


June 15, 2004


Dear Fellow Stockholder,

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of First Financial Fund, Inc., which will be held on August 18, 2004 at 9:00 a.m. Eastern Daylight Time at the Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     This is a very important meeting at which the Board of Directors has proposed to change the Fund's fundamental concentration policy and implement a number of corporate governance initiatives. The concentration policy change and the "Corporate Governance Proposals" are described in detail in the accompanying Proxy Statement. Your prompt consideration and participation in voting on the various proposals is strongly encouraged.

     There are two categories of proposals: The first is a proposal to change the Fund's fundamental policy of investing at least 65% of its assets in securities issued by "savings and banking institutions, mortgage banking institutions and holding companies of savings, banking and mortgage banking institutions". This proposal would broaden the universe of companies in which the Fund could invest and is intended to give the Fund's investment adviser, Wellington Management, and its portfolio manger, Nick Adams, needed investment flexibility and options. Because of a consolidation in the financial services industry, Nick is finding it more and more difficult to find investments that fit into the narrow definition required under the Fund's current concentration policy. Proposal 10 is intended to accomplish the broadened flexibility and options.

     The second is a comprehensive set of proposals which are intended to implement a number of what might be referred to as "shareholder-friendly" practices in the corporate governance area. Generally, these proposals eliminate or modify a number of current charter or bylaw provisions that are often viewed as limiting accountability and insulating management from stockholders. In particular, one of the proposals seeks to "declassify" the Board of Directors so that each Director is elected annually. The Board of Directors thinks it is important for stockholders to have an enhanced say in the direction of the Fund and believes that the corporate governance proposals effectively promote this goal.

     As Chairman of the Board, I encourage you to support all of the proposals. After careful and extensive review by the independent directors, the Board of Directors unanimously approved and has recommended to stockholders that they approve all of the proposals as well.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of First Financial Fund, Inc., I extend our appreciation for your continued support.

Sincerely,

/s/ Joel W. Looney

Joel W. Looney
Chairman of the Board

          If you have any questions concerning the accompanying Proxy
             Statement or need help voting your shares, please call:

                            MacKenzie Partners, Inc.
                               [GRAPHIC OMITTED]
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on August 18, 2004


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110 at 9:00 a.m. Eastern Daylight Time, on August 18, 2004, to consider and vote on the following matters:

1.   The election of Directors of the Fund (Proposal 1).

2. An amendment to the Fund's bylaws (the "Bylaws") to declassify the Board and an amendment to the Fund's charter (the "Charter") to provide for annual election of Directors (Proposal 2).

3. An amendment to the Charter providing that Directors shall be elected by a plurality of votes cast at a meeting at which a quorum is present (Proposal
     3).

4. An amendment to the Charter providing that the Secretary of the Fund shall call a special stockholders meeting upon the written request of the holders of at least 25% of all the votes entitled to be cast at the meeting (Proposal 4).

5. An amendment to the Charter vesting in the stockholders the power to amend or adopt Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter (Proposal 5).

6. An amendment to the Charter prohibiting the Fund from opting into any provision of the Maryland Unsolicited Takeovers Act (Proposal 6).

7. An amendment to the Charter repealing Article Ninth and replacing it with a provision providing that no (a) business combination (e.g., mergers, consolidation, share exchanges), (b) voluntary liquidation or dissolution,
     (c) stockholder proposal regarding specific investment decisions, (d) proposal to open-end the Fund, or (e) self tender for more than 25% of the Fund's shares in any twelve-month period, may be effected without the affirmative vote of the holders of at least two-thirds of outstanding shares entitled to be cast on the matter (Proposal 7).

8.   An amendment  to the Charter to  establish  the number of Directors at five
     (5) (Proposal 8).

9. A proposal to amend and restate the Charter, the implementation of which is contingent on the approval of Proposals 2 through 9 (Proposal 9).

10. A proposal to change the Fund's current industry concentration policies so that Fund shall invest at least 65% of its assets in the financial services industry and to make the Fund's policy of investing 80% of its assets in financial services companies non-fundamental (Proposal 10).

11. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on June 9, 2004 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                 By Order of the Board of Directors,

                                 /s/ Stephanie Kelley

                                 STEPHANIE KELLEY
                                 Secretary
June 15, 2004

--------------------------------------------------------------------------------
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

STOCKHOLDERS WHO HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING MAY CONTACT MACKENZIE PARTERNS, INC. TOLL FREE AT 1-800-322-2885 OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS

Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting stockholders will be asked to vote on the election of directors, to change the Fund's industry concentration policy, and a number of important corporate governance proposals embodied in Proposals 2 through 8 (the "Corporate Governance Proposals"), all of which involve amending the Charter or Bylaws. In particular, Proposal 2 recommends that stockholders approve an amendment to the Bylaws to declassify the Board and amend the Charter to provide that the election of all Directors will be held annually. If approved, the declassification will apply to the elections held at this Meeting.

Question 2: Why is the Board recommending changing the Fund's concentration and investment policies?

Answer: Presently, the Fund has a fundamental policy of investing at least 65% of its assets in securities issued by "savings and banking institutions, mortgage banking institutions and holding companies of savings, banking and mortgage banking institutions" and a fundamental investment restriction requiring the Fund to concentrate in these companies. These policies have worked well for the Fund because, until recently, there was a broad and diverse universe of investment opportunities (i.e., savings, banking and mortgage institutions). However, as a result of recent consolidation in the financial services industry, the investment options permissible under the Fund's current concentration policies have narrowed significantly. Making things more difficult is the fact that many companies not traditionally in the "savings, banking and mortgage" industries have expanded their businesses, taking on many of the attributes and core businesses of "savings, banking and mortgage" companies (e.g., insurance companies, securities brokerages, etc.). This industry change has affected the Fund in two ways: First, because these new financial hybrids compete with the type of companies in which the Fund currently invests, the opportunities to buy attractive savings, banking and mortgage companies are more scarce and the companies are generally less attractive than certain other financial services companies. Second, because the hybrids may evolve into de facto financial service companies, they may become good investment candidates for the Fund because their primary focus is on the financial services industry. However, because the Fund currently has the relatively narrow policy of investing primarily in and concentrating its investments in "savings, banking and mortgage" companies, it is limited in the extent to which it can invest in these and other otherwise appropriate and possibly attractive hybrid financial services companies.

In addition to the two overlapping policies described above, the Fund currently has a fundamental industry investment policy generally requiring it to invest at least 80% of its assets in securities issued by finance and financial service-related companies, including savings and banking institutions, securities issued by mortgage banking institutions, real estate investment trusts, and consumer and industrial finance, insurance, brokerage, investment banking, asset management, and other financial service companies, as well as the holding companies of the foregoing.

Proposal 10 would change and consolidate the two concentration policies described above such that, under normal market conditions, the Fund would invest at least 65% of its assets in financial services companies. Under current market conditions, the Fund would define "financial service companies" to include, but not be limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies. The new 65% investment policy would remain a fundamental policy of the Fund and thus could not change without stockholder approval. Proposal 10 would also change the Fund's industry investment policy (i.e., the policy of investing at least 80% of Fund assets in financial services companies) from a fundamental to non-fundamental policy. Thus, despite the 65% minimum described above, the Fund will normally invest at least 80% of its total assets in financial services companies.

Question 3: Why is the Board recommending the Corporate Governance Proposals?

Answer: The Board's recommendation to declassify and to effect the other Corporate Governance Proposals is part of an ongoing corporate governance review and initiative and in keeping with the Board's goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. The Board believes that corporate power in America has subtly shifted from the hands of owners/stockholders to those of boards and managers. The Board believes that this power should be rightfully returned to stockholders. The Corporate Governance Proposals seek to accomplish this return-of-power by giving back to stockholders the ability to effect or have a voice in effecting certain fundamental corporate changes. The Fund would support these same corporate governance initiatives in any company in which it seeks to invest as they are simply sound policies. Notably, most of the Corporate Governance Proposals are contained in the Fund's proxy voting guidelines. Thus, if we are going to "practice what we preach", the Fund should similarly adopt the governance proposals it expects of other companies. At the end of the day, the Board believes all stockholders will benefit long-term by returning control of the Fund back to the owners and that the Fund's value and performance may be enhanced thereby.

Question 4: Who is being nominated for election at the Meeting?

Answer: On the assumption that Proposal 2 (regarding declassification of the Board) will be approved at the Meeting, the Board has nominated the following five Directors, each to serve a one-year term until the annual meeting in 2005 and until their successors are duly elected and qualify: Richard I. Barr, Joel
W. Looney, Dr. Dean Jacobson, Susan L. Ciciora, and Stephen C. Miller. If stockholders do not approve Proposal 2, the Board has nominated Richard I. Barr to serve for a three-year term expiring in 2007 and until his successor is duly elected and qualifies.

Question 5: What is meant by "Declassify the Board" under Proposal 2?

Answer: A "classified" or "staggered" board is divided into several classes and directors of only one class are elected each year. Currently, the Board is classified into three separate classes and staggered such that each Director stands for election every three years rather than annually. Proposal 2 would "declassify" the Board so that each Director will stand for election every year. If Proposal 2 is approved by stockholders, the "declassifying" will become effective at this Meeting such that all of the Directors will stand for election at this Meeting and annually thereafter. By declassifying the Board, directors become removable by stockholders without cause under Maryland law.

Question 6: Why is the Board recommending declassification?

Answer: The election of Directors is the primary means for stockholders to exercise influence over the Fund and its policies. Your Board believes that classified boards have the effect of reducing the accountability of directors to a company's stockholders. A classified board prevents stockholders from electing all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. While classified boards are viewed by many companies as increasing the long-term stability and continuity of a board, the Board believes that long-term stability and continuity should result from the annual election of Directors, which provides stockholders with the opportunity to evaluate Director performance, both individually and collectively, on an annual basis.

Question 7: How do Proposal 2 and other Corporate  Governance  Proposals benefit
or  otherwise  affect  the  Fund's  largest   stockholder   (i.e.,  the  Horejsi
Affiliates)?

Answer: The Horejsi Affiliates (defined below) currently own an effective controlling interest in the Fund (see "Security Ownership of Certain Beneficial Owners" in the Proxy Statement). Horejsi Affiliates also own the Administrator (defined below). Under Proposal 2, if a large-block stockholder is able to significantly influence elections, and all Board members are up for election annually (i.e., a declassified board), the Horejsi Affiliates would likely be able to effect a change of control with respect to the entire Board in a single election whereas under the current classified structure, such a change would take two years. Similarly, several of the Corporate Governance Proposals either grant stockholders voting power or decrease the voting requirement necessary for stockholders to take certain actions (e.g., Proposal 4 would give stockholders the power to compel a special stockholder meeting with 25% of outstanding shares and Proposal 5 would give stockholders the power to amend the Fund's Bylaws). Because the Horejsi Affiliates own a large block of the Fund's shares, if the Corporate Governance Proposals are approved, the Affiliates will have greater influence over the adoption or failure of certain corporate actions requiring stockholder vote. In particular, the Horejsi Affiliates would have the ability to compel a special meeting without the support of other non-Horejsi stockholders. Nonetheless, since all of the other actions under the Corporate Governance Proposals would require the support of either a majority or two-thirds of outstanding shares for a future change, although the Horejsi Affiliates could significantly influence adoption of future proposals, assuming the Horejsi Affiliates maintain effective control, it would remain difficult to accomplish without first soliciting Board approval and non-Horejsi support. In these instances, where an action requires a majority or two-thirds voting approval, the Horejsi Affiliates will have an actual or effective veto, again assuming that they maintain their current shareholdings. It should be noted that, even in the absence of adopting the Corporate Governance Proposals, the Horejsi Affiliates already have significant influence over the election of Board members and the adoption or failure of certain corporate actions requiring a stockholder vote.

Question 8: How do the Horejsi Affiliates intend to vote on the Corporate Governance Proposals?

Answer: The Horejsi Affiliates intend to vote in favor of each of the Proposals, including each Corporate Governance Proposal.

Question 9: What does it mean that Directors are elected by a plurality of votes cast (Proposal 3)?

Answer: Election by a "plurality of votes cast" simply means that in an election where there are more candidates than there are vacancies to be filled, so long as a quorum is present, the person receiving the most votes wins. Most public office elections are determined by a "plurality".

Question 10: Why is the Board recommending reducing to 25% the percentage of the Fund's outstanding shares required to compel a special meeting of stockholders to be held (Proposal 4)?

Answer: Presently, under the Fund's Bylaws, stockholders cannot compel the Fund's Secretary to call a special meeting unless a written request is submitted by the holders of a majority of outstanding shares entitled to vote at the meeting. This ownership threshold restricts a stockholder's right to call a meeting. Proposal 4 would amend the Charter to reduce the percentage ownership level from a "majority" to 25% of outstanding shares, thus making the potential for a stockholder or group of stockholders to call a special meeting more realistic and useful.

Question 11: Why is the Board recommending that the Charter be amended to permit stockholders to amend the Fund's Bylaws (Proposal 5)?

Answer: The Board believes that all stockholders benefit if they have better access and more influence in the Fund's governance. The Fund's Bylaws contain important policies affecting the day-to-day management of the Fund which the Board believes stockholders should have a voice in establishing. Under the Charter, the stockholders do not currently have the authority to amend the Fund's Bylaws. If approved, Proposal 5 would amend the Charter to vest in the stockholders the power to make, alter, amend or repeal Bylaws and ensure that, if stockholders do make a change, the Directors will not be able to override or modify what the stockholders have decided upon.

Question 12: What is the Maryland Unsolicited Takeovers Act and why does the Board recommend that the Fund be prohibited from becoming subject to it (Proposal 6)?

Answer: The Maryland Unsolicited Takeovers Act ("MUTA") is a Maryland statute pursuant to which the Board, among other things, could effect one or more of the following actions: classify the Board, place super-majority voting requirements on removal of Directors and require a request by holders of a majority of outstanding shares to compel a special stockholders meeting. The Board believes MUTA only serves to lessen the stockholders' influence over a board and thus has the potential to diminish a board's responsiveness and accountability. The Board believes that amending the Charter to prohibit the Fund from opting into MUTA without prior approval by stockholders enhances the responsiveness and accountability of the Board.

Question  13: Why is the Board  recommending  amending  the Charter to alter the
stockholder  vote  necessary  to  effect  "business   combinations"   and  other
extraordinary corporate actions (Proposal 7)?

Answer: Proposal 7 would amend the Charter to impose a super-majority stockholder vote requirement to approve extraordinary corporate actions such as business combinations (e.g., mergers, consolidations, share exchanges), open-ending the Fund, liquidation, specific investment decisions, and certain self tenders. The Board believes that most of the Fund's stockholders seek the long-term stability and certainty offered by the closed-end investment company structure. The Board believes that adopting this Proposal will assure that stockholder proposals that could dramatically change the structure, operations or investments of the Fund are not implemented except where there is widespread stockholder support. The actions of arbitrageurs, who often have short-term goals at odds with long-term stockholders, can increase Fund expenses if the Fund is forced to address proposals to permit stockholders to effect extraordinary actions. Adopting the proposed change may avoid such expenses.

Question 14: How does the Board recommend that stockholders vote on the various proposals?

Answer: The Board, including all of the Independent Directors, has unanimously recommended that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 15: Are other technical amendments contemplated under the Corporate Governance Proposals?

Answer: Yes. The Board has recommended Proposal 9 to amend and restate the Charter. The purpose of this Proposal is to consolidate into one document all of the provisions of the Charter (including amendments approved at the Meeting) and to make technical amendments in the event that the other Corporate Governance Proposals are approved. If Proposals 2 through 9 are approved, the Fund will file with the State Department of Assessments and Taxation of Maryland ("SDAT") Articles of Amendment and Restatement attached to this Proxy Statement as Exhibit A (the "Articles of Amendment and Restatement").

Question 16: What happens if certain Corporate Governance Proposals are approved by stockholders and others are not?

Answer: If certain of the Corporate Governance Proposals are approved by stockholders and others are not, the Fund will not implement Proposal 9 and will not file the Articles of Amendment and Restatement. Instead, the Fund will file Articles of Amendment with the SDAT that will contain only the amendments of the Charter approved by stockholders at the Meeting.

Question 17: Who is entitled to vote?

Answer: Stockholders of record at the close of business on June 9, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals. As explained more fully in the Proxy Statement, if Proposal 2 (Declassification of the Board) is approved at the Meeting, then stockholders will be entitled to vote for the five Directors standing for election at the Meeting. If Proposal 2 is not approved at the Meeting, stockholders will be entitled to vote for the one Director standing for election.

Question 18: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding common shares must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxy instructions (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 19: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies will cast your votes FOR all of the Proposals.

Question 20: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone vote), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 18, 2004

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for First Financial Fund, Inc., a Maryland corporation (the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on August 18, 2004, at 9:00 a.m. Eastern Daylight Time, at the Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110 and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about June 15, 2004, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the co-administrator of the Fund, and by MacKenzie Partners, Inc. ("MacKenzie"), the Fund's proxy solicitor. MacKenzie's fee to assist in the solicitation of proxies is estimated to be $7,500 plus expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on June 9, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report of the Fund, including audited financial statements for the fiscal period ended March 31, 2004, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling EquiServe Trust Company, N.A. toll-free at (800) 451-6788. The report is also viewable online at the Fund's website at www.firstfinancialfund.com. The report is not to be regarded as proxy solicitation material.

     Wellington Management Company LLP ("Wellington" or the "Adviser"), 75 State Street, Boston, MA 02109 currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. PFPC Inc. acts as co-administrator to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. EquiServe Trust Company, N.A. acts as the transfer agent to the Fund and is located at Box 43011, Providence, Rhode Island 02940-3011.

     If the enclosed proxy is properly executed and returned by August 18, 2004 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR each of the other Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

     The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 22,791,382 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.

              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)        Beneficially Owned       Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------

Badlands Trust Company  (1)(2)                               0               1,359,900                   5.97%
Stewart R. Horejsi Trust No. 2 (3)                   1,697,900               1,697,900                   7.45%
Ernest Horejsi Trust  No. 1B (1)                     1,795,100               1,795,100                   7.88%
Lola Brown Trust No. 1B (1)                          2,568,200               2,568,200                  11.27%
Mildred B. Horejsi Trust (1)                         1,922,400               1,922,400                   8.44%
Susan L. Ciciora Trust (1)                           1,359,800               1,359,800                   5.97%
John S. Horejsi Trust (1)                                  100                     100                   0.00%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    9,343,500               9,343,500                  41.0%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------

T. Rowe Price Associates, Inc.***                    1,292,900               1,292,900                   5.67%


* The address of each listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004.

(1) Direct Ownership. John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Mildred B. Horejsi Trust (the "Mildred Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). The John Trust, Susan Trust, Mildred Trust, the Brown Trust, the EH Trust and Badlands directly own the shares indicated for such entity in the table above, totaling 9,343,500 (41.0%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Ownership by Badlands. The number shown in the table includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, the Mildred Trust, the Susan Trust and the John Trust. Badlands is the sole trustee of the Susan Trust and the John Trust. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands, together with Brian Sippy and Ms. Ciciora, is one of the trustees of the Mildred Trust.

     Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Susan Trust, the John Trust, the Mildred Trust, the Brown Trust and the EH Trust.


(3) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

The John Trust, the Susan Trust, the Mildred Trust, the Brown Trust, the EH Trust, Badlands, and the SRH Trust , as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 21,860,336 shares or 95.92% of Common Stock outstanding of the Fund.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 9,350,274 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 41.03% of Common Stock.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Bylaws provide that the Board is divided into three classes, each class having a term of three years. Each year the term of one class expires and the individuals elected to such class serve for a three-year term and until their successors are duly elected and qualify. The term of Richard I. Barr, Class III Director of the Fund, expires at the Meeting.

     As discussed in Proposal 2 below, this Proxy Statement contains a proposal to amend the Bylaws to "declassify" the Board and to amend the Fund's charter (the "Charter") to require annual election of all Directors beginning at this Meeting. If Proposal 2 is approved, the Directors whose terms would not otherwise expire at the Meeting have agreed to resign and stand for reelection at this Meeting for one-year terms expiring at the annual meeting of stockholders in 2005.

     IF PROPOSAL 2 IS APPROVED. If stockholders approve Proposal 2 regarding declassification of the Board, proxy holders will propose and vote to adjourn the Meeting for a short time in order for the amendments to the Charter to be filed with the State Department of Assessments and Taxation of Maryland ("SDAT"). Once the proper amending documents are filed, the Meeting will be reconvened and the following five Director nominees will stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean Jacobson, Susan L. Ciciora and Stephen C. Miller. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term.

     IF PROPOSAL 2 IS NOT APPROVED. If stockholders do not approve Proposal 2 regarding declassification of the Board, the Board has nominated Richard I. Barr, the current Class III Director, to serve for a three-year term to serve until the Fund's annual meeting in 2007 and until his successor is duly elected and qualifies. Mr. Barr has consented to serve as Director if elected at the Meeting for the three-year term.

     Susan L. Ciciora and Stephen C. Miller, each Class I Directors of the Fund, were elected on August 19, 2003 for a three-year term to serve until the Fund's 2005 annual meeting of stockholders and until their successors are duly elected and qualify. Joel W. Looney and Dr. Dean Jacobson, each a Class II Director of the Fund, were elected on August 19, 2003, for a three-year term to serve until the Fund's 2006 annual meeting of stockholders and until their successors are duly elected and qualify.

     If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:

---------------------- ------------------------------ ---------------------------------------------------------
Name, Address*, Age         Position, Length of         Principal Occupation(s) and Other Directorships Held
                         Term Served, and Term of                    During the Past Five Years
                                  Office
---------------------- ------------------------------ ---------------------------------------------------------

Independent Directors
---------------------- ------------------------------ ---------------------------------------------------------

Dr. Dean Jacobson      Director of the Fund since     Founder and President of Forensic Engineering, Inc.
Age: 66                August 2003. Current term      (expert witness for litigation); since 1997 Professor
                       expires at the 2006 annual     Emeritus  at  Arizona  State  University;  prior to 1997
                       meeting, unless Proposal 2     Professor of Engineering at Arizona State University.
                       is approved

Richard I. Barr        Director of the Fund since     Retired; from 1963-2001,  Manager of Advantage Sales and
Age:  65               August 2001.  Current          Marketing,  Inc;  Director,  Boulder  Total Return Fund,
                       Nominee for a term to expire   Inc., since 1999 and Chairman of the Board since 2003;
                       at the 2007 annual             Director, Boulder Growth & Income Fund, Inc., since
                       meeting, unless Proposal 2     January 2002.
                       is approved

Joel W. Looney         Director and Chairman of the   Partner,  Financial  Management  Group,  LLC since  July
Age:  42               Board of the Fund since        1999; CFO,  Bethany  College from  1995-1999;  Director,
                       August 2003. Current term      Boulder  Total Return Fund,  Inc.,  since  January 2001;
                       expires at the 2006 annual     Director,  Boulder  Growth &  Income  Fund,  Inc.  since
                       meeting, unless Proposal 2     January 2002.
                       is approved

Interested Directors**
-----------------------------------------------------------------------------------------------------------------

Susan L. Ciciora       Director since August 2003.    Owner,  Superior  Interiors  (interior design for custom
Age: 40                Current term expires at the    homes) since 1995; Corporate  Secretary,  Ciciora Custom
                       2005 annual meeting, unless    Builders, LLC since 1995; Trustee of the Brown Trust
                       Proposal 2 is approved         and the EH Trust; Director, Boulder Growth & Income
                                                      Fund,  Inc.,  since  January,  2002;  Director,  Boulder
                                                      Total Return Fund since November 2001.


Stephen C. Miller      Director since August 2003.    President of and General Counsel for Boulder  Investment
Age:  51               President of the Fund.         Advisers,  LLC; Manager,  Fund Administrative  Services,
                       Current term expires at the    LLC ("FAS"); Vice President of Stewart Investment
                       2005 annual meeting, unless    Advisers; Director and President of Boulder Total
                       Proposal 2 is approved         Return Fund, Inc., since 1999; Director, President and
                                                      Chairman of the Board, Boulder Growth & Income Fund, Inc. since
                                                      January 2002; President and General Counsel, Horejsi, Inc.
                                                      (liquidated in 1999); General Counsel, Brown Welding Supply, LLC
                                                      (sold in 1999); officer of various other Horejsi Affiliates; Of Counsel,
                                                      Krassa & Miller, LLC since 1991.


* Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller and Ms. Ciciora are each an "interested person" as a result of the extent of beneficial ownership of Fund shares.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on August 19, 2003. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999; Vice President,
Age: 41                        August 2003.  Appointed    Chief Financial Officer and Chief Accounting Officer,
                               annually.                  Boulder Growth & Income Fund, Inc., since January 2002.

Stephanie Kelley               Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002.  Appointed           October 27, 2000; Secretary, Boulder Growth & Income
Suite 800                      annually.                  Fund, Inc., since January 2002; Assistant Secretary and
Boulder, CO 80301                                         Assistant Treasurer of various Horejsi Affiliates;
Age:  47                                                  employee of FAS since March 1999.


     Set forth in the following table are the nominees for election to the Board, assuming Proposal 2 is approved (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.


-------------------------------------- --------------------------------
 Independent Directors and Nominees        Dollar Range of Equity Securities in the Fund

           Dean Jacobson                    $10,001 to $50,000
           Richard I. Barr                  $50,001 to $100,000
           Joel W. Looney                   $10,001 to $50,000

  Interested Directors and Nominees
-------------------------------------- --------------------------------

           Susan L. Ciciora                 Over $100,000+
           Stephen C. Miller                Over $100,000++


+ 9,343,500 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora does not directly own any shares of the Fund.

++ Mr. Miller is also a director and officer of Badlands Trust Company. By virtue of such relationship, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by the Horejsi Affiliates. Mr. Miller disclaims beneficial ownership of such Shares. Mr. Miller does not directly own any shares of the Fund.

----------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2004. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund
Fund                                           Paid to
                                              Directors
----------------------------------------- -------------------
Dean Jacobson, Director                        $11,386

Richard I. Barr, Director                      $17,065

Joel W. Looney, Director and Chairman          $14,386
of the Board

Susan L. Ciciora, Director                        $0

                                                  $0
Stephen C. Miller, President of the
Fund and Director


Prior to October 15, 2003, each Director of the Fund who is not a director, officer or employee of one of the Advisers, or any of their affiliates, received $5,000 per annum plus $500 for each committee meeting held the same day as a Board meeting, $500 for each telephone meeting and $1,000 for each in-person special Board or committee meeting. As of October 15, 2003, each Director of the Fund who was not a director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting ($5,000 for the independent Chairman of the Board), $500 for each Audit Committee meeting ($1,000 for the independent Chairman of the Audit Committee) and $500 for each telephonic meeting of the Board. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eleven meetings (seven of which were held by telephone conference call) during the fiscal year ended March 31, 2004. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2004 amounted to $57,598.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purposes of the Audit Committee are to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter is attached hereto as Exhibit B. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Looney. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met two times during the fiscal year ended March 31, 2004.

     In connection with the audited financial statements as of and for the period ended March 31, 2004 included in the Fund's Annual Report for the period ended March 31, 2004 (the "Annual Report"), at meetings held on May 18, 2004 and May 24, 2004, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and
financial   reporting   principles  and  policies,   or  internal  controls  and
procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Dean Jacobson.
                  Richard I. Barr
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Dr. Jacobson and Messrs. Barr and
Looney, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met twice during the fiscal year ended March 31, 2004. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.firstfinancialfund.com.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                          OTHER BOARD-RELATED MATTERS.

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the August 19, 2003 Annual Meeting of Stockholders.

REQUIRED VOTE.

If Stockholders Approve Proposal 2. If stockholders approve Proposal 2 and thus declassify the Board, the election of Dr. Jacobson, Messrs. Barr, Looney and Miller and Ms. Ciciora as Directors will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1.

If Stockholders Do Not Approve Proposal 2. If stockholders do not approve Proposal 2, and thus the Board remains classified, the election of Mr. Barr as Class III Director will require the affirmative vote of a plurality of the votes cast by the holders of the Common Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

                                   PROPOSAL 2

          AMENDMENT TO THE BYLAWS TO DECLASSIFY THE BOARD AND AMENDMENT
           TO THE CHARTER TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS

     Article III, Section 2 of the Bylaws provides that the Board is divided into three classes with each class to be nearly as equal in number as possible. This Bylaw also provides that the three classes of Directors have staggered terms, so that the term of only one class expires at each annual meeting of stockholders and each class is elected for a three-year term. The Board proposes and unanimously recommends that stockholders approve an amendment to the Bylaws to repeal Article III, Section 2 to declassify the Board and amend the Charter to expressly provide for the annual election of Directors beginning at this Meeting (the "Declassification Proposal"). If the Declassification Proposal is approved by stockholders, because the Charter does not provide otherwise, Directors may thereafter be removed by the stockholders "without cause".

     If the stockholders approve the Declassification Proposal, the Fund will take action to implement declassification by filing the appropriate charter documents with the SDAT adding the following language:

     The directors shall be elected at each annual meeting of the stockholders commencing in 2004, except as necessary to fill any vacancies, and each director elected shall hold office until his or her successor is duly elected and qualifies, or until his or her earlier resignation, death, or removal.

If Proposal 2 is approved by stockholders, any subsequent proposal to amend the Charter or Bylaws to classify the Board would require the affirmative vote of a majority of all the votes entitled to be cast on the matter. In addition,
Article III, Section 2 of the Bylaws would be repealed and replaced with language consistent with the Declassification Proposal. The Board also intends to consider certain additional corporate governance-related changes to the Bylaws, including modifying the provision setting forth the prior notice required for stockholders to propose matters to be considered at a regular or special meeting.

Purpose of the Amendment. The Board is submitting the Declassification Proposal to stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. The election of Directors is the primary means for stockholders to exercise influence over the Fund and its policies. Your Board believes that classified boards are often viewed as having the effect of reducing the accountability and responsiveness of directors to a company's stockholders. A classified board limits the power of stockholders to elect all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. Moreover, accumulations of large stockholder positions are sometimes followed by proxy contests. Declassifying the Board could therefore make it more likely that an acquirer may precipitate actions that would result in the Fund's stockholders receiving a premium over the Fund's then current market price for their shares. However, if the Declassification Proposal is approved, the entire Board could be removed in any single year, which could make it more difficult to discourage persons from engaging in proxy contests or otherwise seeking control of the Fund on terms that the then-incumbent Board did not believe are in the best interest of the Fund. In addition, classified boards are viewed by many companies as increasing the long-term stability and continuity of a board and the company it serves; however, the Board believes that long-term stability and continuity should result from the annual election of Directors, which provides stockholders with the opportunity to evaluate the Directors' performance, both individually and collectively, on an annual basis.

Effect of the Approval of the Amendment on Election of Directors. As more fully discussed above, if the Declassification Proposal is approved, the Meeting will be recessed briefly so that (i) the appropriate charter documents may be filed with the SDAT, (ii) all of the Directors whose terms would not otherwise expire at the Meeting may resign and (iii) the incumbent Directors will stand for re-election.

Board Considerations Regarding Declassification and Other Corporate Governance Proposals. The Board first considered the Declassification Proposal and other Corporate Governance Proposals at its regularly scheduled meeting in January 2004. At the January meeting, the Board held informal meetings and a separate executive session during which the significant aspects of the Corporate Governance Proposals were discussed in detail. Also at the January meeting, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors") met separately with Fund counsel as well as counsel for the Independent Directors to generally discuss the Corporate Governance Proposals. At that time, the Board determined that it should defer any action on the Corporate Governance Proposals pending further analysis and consideration. Based on questions raised during the January meeting, the Board directed management to prepare additional materials and analysis to refine the Corporate Governance Proposals for the Board's subsequent review and consideration. At a special meeting of the Board held in February 2004, the Board again met to discuss the Corporate Governance Proposals and to consider the supplementary analysis and materials prepared by management. The Independent Directors met separately with Fund counsel, the Fund's Maryland counsel and counsel for the Independent Directors to discuss the refined proposal and supplementary materials. Again, at this meeting, the Board determined to defer any immediate action on the proposals and directed management to prepare additional materials including specific language for amending the Charter for each of the Corporate Governance Proposals. At meetings held on March 17 and May 18, 2004, management presented specific language and additional requested materials for each of the Corporate Governance Proposals. At this meeting, the Board, including the Independent Directors, unanimously resolved to recommend the Corporate Governance Proposals, including the Declassification Proposal, for approval by stockholders.

     In considering the Declassification Proposal, the Board recognized that the Horejsi Affiliates own an effective controlling interest in the Fund (see "Security Ownership of Certain Beneficial Owners" above) and a controlling interest in FAS, the Fund's Administrator. The Board recognized that, because a large-block stockholder is able to significantly influence elections, if all Board members were elected annually (i.e., a declassified board), the Horejsi Affiliates would be able to significantly effect a change of the entire Board in a single election. However, the Board noted that, even under the current classified structure, such a change would likely only take two years, depending on which classes were standing for election. Moreover, notwithstanding a classified structure, the Horejsi Affiliates or any other significant group of stockholders could seek to replace a majority of the Directors in a single year by soliciting the votes of enough other holders of Common Stock to remove the Directors as permitted under the Fund's current Charter (although there is, of course, no assurance that the Horejsi Affiliates or such other group of stockholders would be successful in any such effort).

     The Board noted that the potential ability to replace a majority of the Board in a single year may have the effect of increasing the Horejsi Affiliates' influence over the Board, including with respect to matters on which the interests of the Horejsi Affiliates, on one hand, and the non-Horejsi stockholders, on the other, might diverge. For example, if the Declassification Proposal is approved, the Horejsi Affiliates may be viewed as having significantly greater influence over the Board with respect to the future placement and renewal of the Fund's investment advisory and administrative contracts (the administrative contract is currently with FAS, a company presently owned by the Horejsi Affiliates). The Board also noted that, in the unlikely event that the Horejsi Affiliates were able to effect repeated changes in the composition of the Board, the continuity of experience on the Board could be diminished, the Fund's ability to attract qualified director candidates to serve on the Board could be lessened, and the Board might find it more difficult to engage in strategic, long-term planning. Although one of the effects of the Declassification Proposal would be that the Horejsi Affiliates would have a greater influence in unseating the entire Board in a single year, or may be able to initiate repeated attempts to change the Board's composition, representatives of the Horejsi Affiliates have advised the Fund that they have no current plan or intention to take any such steps. Similarly, as indicated above, another effect of the Declassification Proposal would be that the Horejsi Affiliates may have greater influence in the placement or renewal of the advisory contract which is currently with Wellington Management Company ("Wellington"). However, representatives of the Horejsi Affiliates have advised the Fund that they are satisfied with the Adviser and portfolio manager (Wellington and Nick Adams, respectively) and that they have no current plan or intention of replacing them.

     In its consideration of the Declassification Proposal, the Board noted that one perceived benefit of a classified Board is that it lengthens the time required for a substantial stockholder to gain control of the Board. Thus, if the Board is classified, it may discourage attempts to remove Directors and could serve to prevent a sudden change of control. Under a classified structure, the Board would have more time to review any proposed business transaction and consider all relevant factors, in an open and orderly process, and the Board would have more negotiating leverage and flexibility to make decisions that are in the best interests of the Fund. In the case of the Fund, however, the Board concluded that the Horejsi Affiliates' current ownership of approximately 41% of the voting power of the outstanding Common Stock may dissuade any acquisition of control of the Fund by another party, and therefore, for so long as the Horejsi Affiliates retain an influential ownership in the Fund and act together, eliminating the classified Board is not likely to increase the Fund's vulnerability to attempts to remove Directors in any material respect. If ownership by the Horejsi Affiliates is significantly reduced, the Board believes that it nonetheless would be able to fulfill its duties to the Fund in the circumstances described in this paragraph.

     Because the Declassification Proposal may give the Horejsi Affiliates greater influence over the Board, and therefore the interests of the non-Horejsi stockholders and the Horejsi Affiliates may diverge with respect to certain aspects of the decision whether to declassify the Board, the Independent
Directors, who comprise a majority of the Board, met separately (without representatives of management or the interested Directors) at all of the meetings discussed above, and consulted with Fund counsel, counsel for the Independent Directors and the Fund's Maryland counsel, as to the advisability of all of the Corporate Governance Proposals, including the Declassification Proposal. The Independent Directors observed that the Horejsi Affiliates' ownership of the Fund has historically provided, and, based on representations made by a representative of the Horejsi Affiliates, would likely continue to provide, significant stability and continuity in the governance of the Fund. The Independent Directors further observed that the Horejsi Affiliates have stated that they value the contributions made to the Board by the Independent Directors and noted that the Horejsi Affiliates, by their actions during the recent history of their stock ownership, have demonstrated their awareness that any arbitrary exercise of their influence to replace Directors would likely make it more difficult for the Fund to attract qualified individuals to serve on the Board in the future.

     The  Independent   Directors  determined  that,  in  their  judgment,   the
elimination of the classified Board would not significantly increase the influence of the Horejsi Affiliates, because the declassification only shortens the period for replacement of a majority of directors, and does not change the relative voting power of the Horejsi Affiliates compared to that of the non-Horejsi stockholders. In addition, it does not diminish or change in any way the Directors' duties to the Fund and its stockholders, including minority non-Horejsi stockholders. The Independent Directors also concluded that having annual elections of all Directors would give all stockholders a more direct and effective means to express their evaluation of the Directors' performance than exists currently with the classified Board system in which Directors, although always subject to removal by the stockholders, are as a practical matter subject to stockholder evaluation only once every three years with the three-year election cycle. The Independent Directors believe that the annual election cycle thus would provide significant benefits to the Fund's non-Horejsi stockholders that would outweigh any disadvantage resulting from the potential increased influence of the Horejsi Affiliates.

     In approving the Declassification Proposal and the other Corporate Governance Proposals, the Board was aware of their impact given the current size of the Horejsi Affiliates' holdings in the Fund. In general, the Corporate Governance Proposals make it harder for both the Board and other stockholders to effect significant changes to the Fund that the Horejsi Affiliates might oppose. The Board also noted that there is no requirement for the Horejsi Affiliates to maintain their current dominant position in the Fund, and that at lower ownership levels, the ability of the Horejsi Affiliates to effectively block certain changes is reduced. The Board also believed that, notwithstanding the effect of the Corporate Governance Proposals in light of current stockholder demographics, the Proposals are part of a consistent philosophy of Board accountability to Fund stockholders.

     Accordingly, after due consideration of the various arguments in favor of and against a classified board, and after taking into account the support of the Horejsi Affiliates and the unanimous support of the Independent Directors, the full Board has concluded that it is in the best interests of the Fund to declassify the Board and to implement the Declassification Proposal as well as the other Corporate Governance Proposals.

Vote Required. Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

           AMENDMENT TO THE CHARTER PROVIDING THAT DIRECTORS SHALL BE
              ELECTED BY A PLURALITY OF VOTES CAST AT A MEETING AT
                            WHICH A QUORUM IS PRESENT

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Fund's Charter to provide that the Directors shall be elected by a "plurality" of votes cast at a meeting at which a quorum is present. A "plurality of votes cast" simply means that, in an election where there are more than two nominees for a single position, the person receiving the most votes wins. Most public office elections are decided by a "plurality" of votes cast. If Proposal 3 is approved by stockholders, any subsequent proposal to amend the Charter to amend the plurality vote requirement would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT adding the following provision to the Charter:

     A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. Under current Article III,
Section 3 of the Bylaws, as well as under Maryland General Corporation Law ("MGCL"), a plurality vote is the vote currently required to elect directors of the Fund. Also under current Article III, Section 3, the plurality voting requirement can not be amended without a vote of the Fund's stockholders. The proposed Charter provision would prohibit the Board from unilaterally changing the plurality requirement to increase the vote requirement (e.g., the affirmative vote of the holders of a majority of the outstanding shares entitled to vote in the election of directors) which is otherwise permitted under Maryland law. As a practical matter, Proposal 3 does not change the Fund's current plurality voting requirement as contained in the Bylaws. Nonetheless, the Board believes it is important that this voting requirement be explicit and incorporated into the Charter, which is more readily available to the public. By doing so, the plurality voting requirement will, by default under Maryland law, be subject to change only by the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter. Consequently, the effect of Proposal 3, if approved, would be to amend the Charter to add the above language, which will supersede the similar Bylaw provision and thereafter preclude the Board from changing the plurality vote through a Bylaw amendment without a stockholder vote.

     Generally, higher-than-plurality requirements to elect directors are viewed as having the effect of reducing accountability of directors to a company's stockholders and violating the principle that a simple plurality of voting shares should be all that is necessary to effect change regarding a board of directors. Requiring a higher voting standard may permit management to entrench itself in contested elections. It is the Board's belief that election by a "plurality" is an essential element of good corporate democracy and is the fairest means of electing the Directors. Notably, under Maryland law, once approved, the plurality voting requirement under this Proposal may not be changed without the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Fund's Common Stock.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over four meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders.

Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

           AMENDMENT TO THE CHARTER PROVIDING THAT THE SECRETARY SHALL
            CALL A SPECIAL MEETING OF STOCKHOLDERS UPON THE REQUEST
               OF HOLDERS OF 25% OF THE FUND'S OUTSTANDING SHARES

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter to provide that the Secretary of the Fund shall call a special meeting of stockholders at the request of stockholders entitled to cast at least 25% of all votes entitled to be cast at the meeting. If Proposal 4 is approved, any subsequent proposal to amend the Charter to increase this threshold would require the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to add the following provision:

     The Secretary of the Corporation shall call a special meeting of the stockholders on the written request of stockholders entitled to cast at least twenty-five percent (25%) of all the votes entitled to be cast at the meeting.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. This Proposal would allow stockholders holding shares entitled to cast at least 25% of all the votes entitled to be cast at the meeting to compel the Secretary to call a special meeting of stockholders. Most state corporation statutes allow stockholders to compel a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a stockholder, or group of stockholders, owns a minimum threshold percentage of outstanding shares. In terms of day-to-day governance, stockholders may lose an important right (e.g., the ability to remove directors or initiate a stockholder resolution without having to wait for the next scheduled meeting) if they are unable to compel a special meeting. The inability to compel a special meeting and the resulting insulation of management could result in suffering corporate performance and stockholder returns. In summary, excessive ownership requirements for calling meetings constrains the ability of stockholders to act independently and hold the Board and management accountable.

     Presently the Charter is silent on the ownership threshold to compel a special meeting, although the Fund's Bylaws provide that a special meeting shall be called by the Secretary upon the request of "holders of shares entitled to not less than a majority of all the votes entitled to be cast at such meeting". If approved, Proposal 4 would reduce the ownership threshold necessary to compel a special meeting to shares entitled to cast 25% of all the votes entitled to be cast at a meeting and would supersede the corresponding Bylaw provision. If Proposal 4 is approved, this Bylaw provision will be removed by Board action. Notably, the 25% requirement for compelling a special meeting is the threshold provided under the MGCL (see MGCL ss.2-502) in the absence of a contrary bylaw or charter provision.

     The Board considered this Proposal as well as the other Corporate Governance Proposals over four meetings held in the first half of 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board noted that, if approved, because the Horejsi Affiliates own approximately 41.0% of the Shares, Proposal 4 would allow the Horejsi Affiliates to compel a special meeting at any time; whereas under the present Bylaw provision, they would have to acquire additional Fund shares or garner the support of other stockholders to reach the majority-of-outstanding-shares threshold to compel a meeting. The Board also considered the possibility of additional expenses associated with special meetings and the potential disruption to Fund business and diversion of the attention of Fund management should special meetings be called. Notwithstanding, the Board determined that the majority-of-outstanding-shares threshold is simply too high and only serves to insulate the Board from its stockholders. The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and would, if approved, better allow stockholders the opportunity to register their views on the performance of the Fund and the Board.

Vote Required. Approval of Proposal 4 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5

         AMENDMENT TO THE CHARTER VESTING IN THE STOCKHOLDERS THE POWER
                            TO AMEND OR ADOPT BYLAWS

     Under the Fund's Charter, the Board has exclusive power to amend the Bylaws. The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter to (i) vest stockholders with the concurrent power to make, amend, adopt or repeal Bylaws by the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter, and (ii) prohibit the Board from making, amending, adopting or repealing any Bylaw which conflicts with or otherwise attempts to alter the effect of stockholder-approved Bylaws. If Proposal 5 is approved, any subsequent proposal to amend the Charter to alter stockholders' power to amend the Bylaws would require the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter will be amended to repeal Article Seventh, Section (b) and add the following provisions:

     The Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by either (a) the affirmative vote of a majority of all the votes entitled to be cast on the matter; or (b) the Board of Directors; provided, however, that the Board of Directors may not (i) amend or repeal a Bylaw that allocates solely to stockholders the power to amend or repeal such Bylaw, or (ii) amend or repeal Bylaws or make new Bylaws that conflict with or otherwise alter in any material respect the effect of Bylaws previously adopted by the stockholders.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. This Proposal would amend the Charter to vest in the stockholders the power to amend, repeal or adopt Bylaws and prevent the Board's unilaterally changing Bylaw amendments that are approved by stockholders. Your Board believes that all stockholders benefit if they have better access and more influence in the Fund's governance. The Fund's Bylaws contain important policies affecting the day-to-day management of the Fund which the Board believes stockholders should have a voice in establishing.

     Presently the Charter authorizes the Board to "adopt, alter or repeal the Bylaws of the [Fund] except to the extent that the Bylaws otherwise provide", and thus, under the Charter, the authority to make, alter or repeal Bylaws resides exclusively with the Board. The Board believes that the authority to make, alter or repeal Bylaws should be a shared authority between the Board and stockholders. This permits the Board to be responsive to house-keeping as well as substantive matters regarding Fund operations, while at the same time giving stockholders the power to effect changes should they choose to do so. The Board also believes that when stockholders "speak" by adopting a Bylaw, their action should not be subject to being overturned or altered by unilateral Board action. The Board believes that this Proposal will accommodate the practicalities of managing the Fund while at the same time protecting an important right of stockholders. Proposal 5 codifies in the Charter the shared authority to make, alter or repeal Bylaws, while at the same time making it clear that Bylaws that are adopted by stockholders cannot be altered, repealed or otherwise circumvented without the affirmative approval of stockholders.

     The Board considered this Proposal as well as the other Corporate Governance Proposals over four meetings held in the first half of 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and allow stockholders better and consistent access to effect change in the Fund's governing documents.

Vote Required. Approval of Proposal 5 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6

         AMENDMENT TO THE CHARTER PROHIBITING THE FUND FROM OPTING INTO
            ANY PROVISION OF THE MARYLAND UNSOLICITED TAKEOVERS ACT

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter that would prohibit the Fund from being subject to the provisions of the Maryland Unsolicited Takeovers Act, MGCL ss.ss.3-801 through 805 ("MUTA"). Under MUTA, a Maryland corporation with three independent directors and a class of equity securities registered under the 1933 Act may elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five statutory provisions: (i) a classified board,
(ii) a two-thirds vote requirement for removing a director, (iii) a requirement that the number of directors be fixed only by vote of the directors, (iv) a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred, and (v) a majority requirement for stockholders to compel the calling of a special meeting of stockholders. If approved, Proposal 6 would amend the Charter to prohibit the Board from unilaterally electing to be subject to any of MUTA's provisions without first obtaining stockholder approval. Such approval, or any subsequent amendment to the Charter to alter or repeal this prohibition, would require the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to add the following provision:

     The Corporation is prohibited from electing to be subject to any provision of Title 3, Subtitle 8 of the MGCL, as amended from time to time, or any successor to such provisions.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. Under several of the Corporate Governance Proposals, the Board is recommending that stockholders
(i) declassify the Board (Proposal 2), (ii) require the Secretary of the Fund to call special meetings of the stockholders on the written request of the holders of 25% of outstanding shares (Proposal 4) and (iii) limit the number of directorships to five (Proposal 8). MUTA conflicts with each of these Proposals and, if the Board has the authority to elect on behalf of the Fund to be subject to MUTA, it could circumvent each of these measures which the stockholders have duly approved.

     MUTA may be perceived as having the effect of entrenching management and diminishing stockholder influence. Where, as here, a fund's stockholders have expressed an informed decision to maximize stockholder influence, even at the risk of incurring additional expense or facilitating unwanted stockholder action, it would be anomalous for the Board at a later date to overturn those decisions. The Board recognized that although adopting this Proposal would limit its options in certain circumstances, it is an appropriate step in order to protect the decision stockholders will have expressed in approving Proposals 2, 4 and 8.

     The Board considered this Proposal as well as the other Corporate Governance Proposals over four meetings held in the first half of 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above and "Purpose of the Amendment" under Proposals 2, 4 and 8). The Board has determined that Proposal 6 furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders.

Vote Required. Proposal 6 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 6.

                                   PROPOSAL 7

          AMENDMENT TO THE CHARTER TO ALTER THE VOTE REQUIRED TO EFFECT
                  CERTAIN EXTRAORDINARY CORPORATE TRANSACTIONS

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter that would repeal Article Ninth and replace it with new provisions providing that no (a) business combination (e.g., mergers, consolidation, share exchanges), (b) voluntary liquidation or dissolution, (c) stockholder proposal regarding specific investment decisions, (d) proposal to open-end the Fund, or (e) self tender for more than 25% of a Fund's shares in any twelve-month period (collectively, "Extraordinary Actions"), may be effected without the vote of two-thirds of the Fund's outstanding shares, and that such new provisions cannot be amended, altered or repealed without the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter. Although the Charter's current Article Ninth also provides for a two-thirds vote for these as well as other corporate actions, the Board believes the amendment contemplated under Proposal 7 covers a broader range of relevant actions and prevents those actions from being altered or repealed without the affirmative vote of at least two-thirds of outstanding shares.

     In addition, the Proposal repeals two provisions that, in the Board's opinion, adversely limit the Fund's investment flexibility (e.g., restrictions on amending the investment objective or changing the industry concentration policy). These are discussed in greater detail below.

     Article Ninth currently provides in pertinent part as follows:

     A vote of at least 66 2/3% of the aggregate number of votes entitled to be cast thereon shall be necessary to effect any of the following actions:

     1.  Any  proposal  amending,   modifying  or  restating  the  Corporation's
     investment objectives with respect to the Corporation's assets;

     2. Any proposal relating to the Corporation's policies with respect to concentrating the Corporation's assets in a particular industry or group of industries (as required by section 8(B) (1) (E) of the Investment Company Act of 1940);

     3. Any business combination.

     For purposes of this Article NINTH, the term "business combination" shall mean the following:

          a. Any merger or consolidation of the Corporation with or into any principal stockholder;

          b. Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any principal stockholder of any assets of the Corporation except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business; or

          c. The issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any principal stockholder in exchange for cash, securities or other property ( or a combination thereof) excluding sales of any shares of the Corporation in connection with a public offering thereof.

          d. For purposes of this Article NINTH, the term "principal stockholder" shall mean any Corporation, person, or group (within the meaning of Rule 13D-5 under the Securities Exchange Act of
               1934), which is the beneficial owner, directly or indirectly, of more than five percent of the outstanding shares of the stock of the Corporation and shall include any "affiliate" or "associate" of a principal stockholder, as those terms are defined in Rule 12B-2 under the Securities Exchange Act of 1934.

     Proposal 7 would repeal Sections 1 and 2 above in their entirety, would have the effect of modifying and expanding on the definition of "business combination" under Section 3 above, and would add certain corporate actions not contemplated under current Article Ninth. If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to repeal Article Ninth in its entirety and replace it with the following provisions:

         (a)  In this Section, "Business Combination" means:
             (1) a merger or consolidation of the Corporation with or into any person other than an investment company in a family of investment companies having the same investment adviser or administrator as the Corporation;
             (2) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except (x) for the payment of dividends or other distributions, (y) for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business, including permitted borrowings, or (z) in connection with a reorganization of the Corporation with another investment company in a family of investment companies having the same investment adviser or administrator as the Corporation; or

             (3) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property of the Corporation (or a combination thereof), but excluding (v) sales of any shares of the Corporation in connection with a public offering thereof or for shares of preferred stock or debt securities of the Corporation in connection with a private placement thereof, (w) issuance of any securities of the Corporation upon the exercise of any stock subscription right issued by the Corporation, (x) with respect to the Corporation's dividend reinvestment and/or cash purchase plan, (y) in connection with a dividend or distribution made pro rata to all holders of stock of the same class, or
     (z) a transaction within the scope permitted under (a)(1) or (2) above.
         (b) In addition to the approval by the Board of Directors required by applicable law, the Charter or the Bylaws of the Corporation, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be required to approve:
             (1) a Business Combination;
             (2) a voluntary liquidation or dissolution of the Corporation;
             (3) a stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;
             (4) an amendment to the Charter to convert the Corporation from a closed-end investment company to an open-end investment company or unit investment trust (as such terms are defined by the Investment Company Act of 1940, as amended), whether by merger or otherwise;
             (5) a self tender for, or acquisition by the Corporation of, more than 25% of the Corporation's outstanding shares of stock, in the aggregate, during any twelve-month period.
         (c) This Section may not be amended, altered or repealed without the affirmative vote of the holders of at least two-thirds of all the votes entitled to be cast on the matter.

Purpose of the Amendment. The Board is submitting this Proposal for several important reasons. First, it will eliminate what the Board believes to be an unnecessary impediment to the Fund's investment flexibility. The current Article Ninth imposes an exceptionally high burden on the Fund's ability to modify its industry concentration policy or investment objective, requiring the Fund to seek approval by a super-majority of stockholders for any change. For example, under Proposal 10 below, the Board recommends changing the Fund's industry concentration policy to expand the scope of financial service companies in which the Fund will invest, a change requested by the Adviser. The Board believes such a change is vital to the long-term health and vitality of the Fund. However, under current Article Ninth, such a change would require the approval of two-thirds of outstanding shares, a difficult threshold to achieve. The Board believes that imposing such a high threshold unduly restricts the Fund's ability to effectively react to a changing financial services industry which it now must do. Notably, most investment companies' voting threshold for any such change, including a change in the Fund's investment objective, would be governed under the typical and less burdensome provisions of the 1940 Act (i.e., a "40 Act Majority"). (ENDNOTE 1) For further discussion regarding the need for changing the industry concentration policy, see text accompanying Proposal 10 on page 19 below.

     The second reason for this Proposal is to protect the Fund's closed-end structure and certain other features and assure stockholders that these will not be changed without substantial support of stockholders. The Board believes that a consistent legal and operating structure is essential to the Fund's long-range planning and investment horizons. The Board believes that all of the Extraordinary Actions described in this Proposal have the potential to be disruptive to the efficient and profitable operation of the Fund. However, the Board recognized that there may be times when Extraordinary Actions are warranted and may receive substantial support of stockholders. In these circumstances, if the Board approves such a transaction, and there is substantial stockholder support, the Board believes that the transaction should go forward.

Board Considerations. The Board considered Proposal 7 along with, and at the same meetings at which it considered, the other Corporate Governance Proposals (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board recognized that the Charter already imposes a two-thirds voting requirement on the approval of certain Extraordinary Actions. However, as discussed above, the Board believes that certain of these actions should not be subject to any enhanced voting thresholds (e.g., changes in investment objective and industry concentration policy) and that other disruptive actions contemplated under current Article Ninth should be expanded or refined (e.g., business combinations). In addition, the Board believes it is important and appropriate to prevent the new provisions from being amended in the future without approval of holders of two-thirds of all outstanding shares.

     The Board recognized that current Article Ninth was adopted in an attempt to protect the Fund's investment objective or concentration policy from being changed and possibly frustrating stockholders who purchased Fund shares expecting it to remain focused and concentrated in the financial services industry. However, the Board also recognized that the financial services industry is not static, that it has changed and will continue to change in the future. The Board believes that creating an environment in which the Fund can reasonably adapt to a changing market is in the best interest of the Fund and its stockholders. As noted above, one effect of Proposal 7 would be to reduce the current voting requirement to change the Fund's investment objective from two-thirds to a majority of outstanding shares, thus making it easier for stockholders to effect a change. It should be noted that Proposal 7, if approved, would make it easier for the Board or the Fund's largest stockholder, the Horejsi Affiliates, to recommend a change in the Fund's investment objective. In recent years, the Horejsi Affiliates have effected investment objective changes in two other closed-end investment companies, the Boulder Total Return Fund and the Boulder Growth & Income Fund. The Board has no current intent to change the Fund's investment objective; similarly, representatives of the Horejsi Affiliates have indicated to the Board that they have no current intent to recommend or encourage such a change.

     As discussed above and in detail under Proposal 10 below, because of a consolidation in the financial services industry, the investment options permissible under the Fund's current concentration policy have narrowed dramatically over the past decade. The Board believes that, in order for the Fund to prosper and continue to pursue its investment objective of long-term capital appreciation, it must have the flexibility to adapt its concentration policy without having to jump the hurdle of achieving a two-thirds stockholder approval. Proposal 7 would accomplish this goal by removing the two-thirds hurdle so that future changes (including the change contemplated under Proposal
10) would be subject to approval by a 40 Act Majority. Under Proposal 10 below, the Fund's concentration policy would be changed so as to permit the Fund to invest in a much broader range of financial services companies with respect to which it is currently restricted. Since current Article Ninth imposes a two-thirds voting threshold on passage of any proposal which seeks to change the Fund's concentration policy, if Proposal 7 is not approved by stockholders, passage of Proposal 10 will require approval by two-thirds of outstanding shares; however, if stockholders approve Proposal 7, thus repealing the current Article Ninth, passage of Proposal 10 will require approval by a 40 Act Majority, as discussed in greater detail in the text accompanying Proposal 10.

     With respect to the other super-majority provisions that will be implemented under Proposal 7, the Board understands that such provisions are often viewed as not being stockholder friendly. However, on balance, the Board determined that the Proposal would result in a net benefit to stockholders. The Board determined that the Proposal would protect the Fund and stockholders from certain stockholders or the Fund's own management who may seek to change the Fund's long-standing closed-end investment structure, or to effect a merger or other business combination. Because such changes would be disruptive and contrary to the expectations of many (if not most) stockholders and could result in adverse economic effects, the Board determined that the special provisions contemplated by this Proposal are reasonable and justified. The Board recognized that there may be circumstances where a proposed Extraordinary Action may be warranted and in the best interest of the Fund and that the voting requirements contemplated by the Proposal might make such an Extraordinary Action more difficult to effect. However, if such a proposal was clearly in the best interest of the Fund and stockholders, the proposal would likely be supported by the Board and would receive substantial - and thus the necessary - stockholder support for passage. The Board noted that, because of the Horejsi Affiliates' current control position in the Fund's shares, the effect of this Proposal would be to give the Horejsi Affiliates considerable influence in the passage, or actual or de facto veto power over any of the Extraordinary Actions contemplated by the Proposal. Nonetheless, the Board determined that the net benefits to the Fund outweighed any increase in influence of the Horejsi Affiliates because this Proposal assures all stockholders of a stable and consistent operating structure and environment within which they can further their investment goals. In addition, the influential position of the Horejsi Affiliates, assuming approval of Proposal 7, is not significantly different from its position under existing Charter provisions.

Vote Required. Approval of Proposal 7 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 7.

                                   PROPOSAL 8

          AMENDMENT TO THE CHARTER TO ESTABLISH THE NUMBER OF DIRECTORS
                                    AT FIVE

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter providing that the number of Directors shall be five. Any subsequent amendment to this new Charter provision would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter. If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, Article Sixth will be repealed in its entirety and replaced by the following provision:

     The number of directors shall be five.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. Company charters often contain provisions that set a high upper-limit on the number of board seats, permitting the company's board to increase or decrease the number of board seats in their discretion, subject to this upper limit. Currently the Fund's Charter sets a lower limit of three on the Board size and the Bylaws contemplate a Board size of between three and eleven Directors, permitting the Board to increase or decrease its size subject to the upper limit of eleven. Often boards use such provisions to quickly increase or decrease their size in an effort to dilute the voting impact of directors - such as those elected in proxy contests - with views contrary to those of management. The Board views the ability to manipulate the number of members on the Board as unnecessary and ultimately ineffective in thwarting stockholder activism. In addition, it potentially increases Fund expenses and insulates the Board from stockholders. Common sense suggests that if the Fund has more Board seats, it (and thus stockholders) will spend more on Board compensation. The Board believes that, because of the relatively narrow business focus of an investment company such as the Fund, five Directors can adequately and efficiently fulfill their obligation to oversee the operations of the Fund and its management and act as "watchdogs" for stockholders. The Board believes that the best approach is to seek a few highly qualified individuals to fill directorships and pay them fairly. This way, stockholders get more "bang for the buck" in their Board and don't pay unnecessary Board expenses.

Vote Required. Approval of Proposal 8 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 8.


                                   PROPOSAL 9

                PROPOSAL TO AMEND AND RESTATE THE FUND'S CHARTER

     The Board proposes and unanimously recommends that stockholders approve a Proposal to amend and restate the Charter as set forth in the Articles of Amendment and Restatement attached hereto as Exhibit A.

Purpose of the Amendment. There are many Charter amendments proposed for consideration and approval at this Meeting. Because, if approved, so many amendments will be made to the Charter all at once, the Meeting presents an opportunity to consolidate all of the provisions of the Charter (including the amendments approved at the Meeting). Various conforming and organizational amendments, as well as the substantive amendments described under each of the Corporate Governance Proposals above, are reflected in their entirety in the attached Articles of Amendment and Restatement.

     If stockholders approve Proposals 2 through 9, the Fund will file the Articles of Amendment and Restatement with the SDAT. If certain of the Corporate Governance Proposals are approved by stockholders and others are not, the Fund will not implement Proposal 9 and will not file the Articles of Amendment and Restatement. Instead, the Fund will file with the SDAT Articles of Amendment reflecting only those Charter amendments approved by stockholders at the Meeting

Vote Required. Proposal y9 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 9.

                                   PROPOSAL 10

       PROPOSAL TO AMEND THE FUND'S CONCENTRATION AND INVESTMENT POLICIES

     The Board proposes and unanimously recommends that stockholders approve a Proposal to amend the Fund's industry concentration policy and investment policy. Presently, the Fund has a fundamental concentration policy requiring the Fund to invest at least 65% of its assets in securities issued by "savings and banking institutions, mortgage banking institutions and holding companies of savings, banking and mortgage banking institutions". In addition, the Fund has a duplicative fundamental investment restriction requiring the Fund, in effect, to invest at least 25% of its assets in the "savings, banking and mortgage industry". Proposal 10 would eliminate these two overlapping policies and establish a single new concentration policy providing that:

     The Fund will invest, under normal market conditions, at least 65% of its assets in financial services companies.

     The new concentration policy (the "Concentration Policy") would accomplish the goal of the two old policies and would remain a fundamental policy of the Fund and thus could not be changed without stockholder approval (e.g., a 40 Act Majority; although see Vote Required below). However, the underlying definition of "financial services companies" could be modified by the Board without shareholder approval, thus permitting the Fund to quickly respond to changing market conditions. Under current market conditions, the Fund would define
"financial service companies" to include, but not be limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts ("REITs"), consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

     In addition to the two overlapping concentration policies, the Fund currently has a fundamental investment policy requiring the Fund to invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in securities issued by finance and financial service-related companies, including savings and banking institutions, securities issued by mortgage banking institutions, REITs, and consumer and industrial finance, insurance, brokerage, investment banking, asset management, and other financial service companies, as well as the holding companies of the foregoing (the "Investment Policy"). The Investment Policy was adopted by the Fund to comply with Rule 35d-1 under the 1940 Act (the "names rule") which generally requires funds with names signifying a certain type of investment to have an investment policy requiring that 80% of their assets be invested in such investments. Since the Fund's name includes the term "financial", which suggests a particular type of investment, the Fund adopted the Investment Policy. Proposal 10 would change this Investment Policy to be a "non-fundamental" policy of the Fund and would conform its definition of "financial service companies" to be consistent with the definition recited above in the discussion of the Concentration Policy. The practical effect of this change (i.e., changing from a fundamental to non-fundamental policy) would be that the Board would have the authority to change and adjust the Investment Policy in the future in response to changing market conditions after giving shareholders 60 days prior notice. Currently, because the Investment Policy is "fundamental" any such change would require shareholder approval. There is no current intent to change the Investment Policy beyond the change contemplated by Proposal 10 (i.e., changing it from a fundamental to a non-fundamental policy). Notably, as discussed above, if Proposal 10 is approved, despite changing the Investment Policy to be non-fundamental, the Concentration Policy would remain a fundamental policy of the Fund, thus requiring the Fund to invest at least 65% of its assets in financial services companies. If Proposal 10 is adopted, the Fund intends to adopt a non-fundamental policy to invest, under normal market conditions, at least 80% of its total assets (including any borrowings for investment purposes) in financial services companies, as defined from time to time by the Board.

Purpose of Change. The original 65% concentration policy discussed above was conceived in the mid-1980s and modified in the early 1990s. The 25%
concentration policy discussed above was adopted by stockholders in 1999. As discussed above, the Investment Policy was adopted by the Board in 2002 in response to Rule 35d-1 under the 1940 Act. While the Investment Policy requires the Fund to invest at least 80% of its net assets in financial services companies, the two concentration policies require that at least 65% of the Fund's assets be invested in savings, banking and mortgage institutions. As a result, the Fund's ability to invest in financial services companies other than savings, banking and mortgage institutions has been limited. Nevertheless, these policies have not hampered the Fund because there was a broad and diverse universe of investment opportunities, despite the concentration policies' relatively narrow scope (i.e., savings, banking and mortgage banking institutions). However, over the past several years as a result of a consolidation in the financial services industry, the investment options permissible under these concentration policies have narrowed significantly. Making things more difficult for the Fund is the fact that many companies not traditionally in the "savings, banking and mortgage" industries have expanded their businesses taking on many of the attributes and core businesses of "savings, banking and mortgage" companies (e.g., insurance companies, securities brokerages, etc.). This has affected the Fund in two ways: First, because these new financial hybrids compete with the type of companies in which the Fund currently invests, the opportunities to buy attractive savings, banking and mortgage companies are more scarce and the companies are generally less attractive than certain other financial services companies. Second, because the hybrids may evolve into de facto financial service companies, they often become good investment candidates for the Fund because their primary focus is in the financial services industry. However, because the Fund currently has the relatively narrow concentration policy of investing at least 65% of its assets in savings, banking and mortgage companies, it is limited in the extent to which it can invest in these and other otherwise appropriate and attractive hybrid financial services companies.

     The adoption of the Concentration Policy under Proposal 10 would allow the Fund to invest a greater portion of its assets in financial services companies outside of savings, banking and mortgage banking institutions, providing the Adviser with the ability to focus a larger portion of the Fund in other types of financial services institutions. The new Concentration Policy would remain a "fundamental policy" of the Fund such that any amendment in the future would be subject to stockholder approval (see Vote Required below).

     As discussed above, the Investment Policy was adopted to conform with Rule 35d-1 under the 1940 Act. Making the Investment Policy "non-fundamental" is consistent with the adoption of the new Concentration Policy and will provide the Fund and its Adviser with flexibility in adapting to changing market conditions. If approved by stockholders, it will avoid the time and expense of having to seek shareholder approval if in the future the Fund seeks to change its Investment Policy or the scope of its definition of "financial service companies" in order to adapt to a changing market, a process which is costly and could take several months. In addition, if the Concentration Policy is adopted as proposed, the existing Investment Policy becomes redundant and, because of the differing definitions of financial services companies, potentially confusing to investors and more difficult for the Adviser to comply with.

Board Considerations. The Board considered Proposal 10 along with, and at the same meetings at which it considered the Corporate Governance Proposals (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). Prior to these meetings, on several occasions, the Fund's Adviser and its portfolio manager presented the Board with a overview of the financial services industry, explaining that its recent consolidation significantly reduced the number of companies in which the Fund could invest under its current, narrowly defined concentration policies. The Adviser explained that many of the businesses in which the Fund is required to invest primarily (e.g., banking, savings and mortgage lending) have been assimilated into companies in which the Fund is limited in investing (e.g., hybrid financial service companies such as insurance companies or securities brokerages). Many of these hybrid financial companies are good candidates for the Fund and are consistent with its historical goal of investing in financial related companies. However, under the Fund's current concentration policy, it must invest at least 65% of its assets in "savings and banking institutions, mortgage banking institutions and holding companies of savings, banking and mortgage banking institutions". Although under this policy, the Fund may invest the remaining 35% of its assets in these hybrid financial companies, the other 65% must be invested in the narrowly defined set of "savings, banking and mortgage" companies. The Adviser informed the Board that, considering the size of the Fund and the consolidation of this already narrow business niche, it has been increasingly difficult to fill and maintain the 65% "savings, banking and mortgage" basket with good companies. Proposal 10 would permit the Fund's 65% basket to be filled with a much broader and diverse range of financial services companies, a move which the Board and Adviser believe will inure to the long-term benefit of the Fund and stockholders.

     In addition, the Board recognized that the recommended change in the Investment Policy (i.e., changing it from fundamental to non-fundamental) was consistent with the new Concentration Policy and was necessary to provide the Board and Adviser with flexibility in adapting the Fund's investment focus in a rapidly changing market. The Board noted that, if approved, the change in the Investment Policy would make it easier to change or redefine the Fund's investment focus. However, the Board indicated no current intent to effect any such change. In the end, the Board determined that adopting the new Concentration Policy and Investment Policy would provide the Adviser with a broader and more diverse range of investment possibilities while at the same time respecting the Fund's historical investment focus on the financial services industry, was consistent with and will have a beneficial effect on the Fund's primary investment objective of long-term capital appreciation, and is in the best interest of the Fund.

Risks Associated with Adopting the Concentration Policy and Investment Policy. The Board also considered the risks associated with adopting the new Concentration Policy and Investment Policy. As a threshold consideration, the Board noted that the Fund is already and has been since inception concentrated in a narrow set of financial services industries (i.e., savings, banking and mortgage banking) which are subject, as any specific industry would be, to a certain inherent set of risks. Specifically, these industries are especially subject to the effects of interest rate changes, concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies, federal and state regulation; and competition within those industries as well as with other types of financial institutions. Additionally, the shares of many of the small to medium-sized savings and banking institutions in which the Fund currently invests are not listed on national securities exchanges or actively traded. As a result, there may be limitations on the Fund's ability to dispose of securities at times and at prices that are most advantageous to the Fund. However, the closed-end fund format of the Fund mitigates this risk, especially when compared to an open-end fund. Generally, because of its Concentration Policy, the Fund's shares may be subject to greater risk than (i) those of other investment companies with portfolios less concentrated in a single industry or group of related industries and (ii) those with portfolios less committed to the securities of savings and banking institutions. The Board recognized that broadening the Concentration Policy may have the effect of mitigating some of the inherent concentration risks because the Fund should be able to diversify its investments across a much broader range of financial services companies (i.e., companies which it previously has been limited in considering). For example, because Proposal 10 would permit more of the Fund's assets to be invested in the "hybrid" financial service companies discussed above (e.g., insurance companies), regulations pertaining primarily to savings and banking institutions governed by the Office of Thrift Supervision might have less of an effect on the Fund than currently might be the case. Similarly, since Proposal 10 would permit a broader range of investments, increased competition in a particular sector of the financial services industry might not necessarily affect the Fund's investments in other sectors of the industry.

     Nonetheless, the Board recognized that adopting the Concentration Policy might expose the Fund to risks which it had not been subject or as vulnerable to in the past. For example, under Proposal 10 the Fund would be able to invest a larger percentage of its assets in the insurance industry, a very competitive industry that may be adversely affected by economic conditions, interest rate fluctuations, the ability or inability to raise rates, federal and state regulation (including rate regulation), or unanticipated national or regional disasters or terrorist attacks. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures (including market share and price competition) on different types of firms. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and unfavorable economic conditions can adversely affect their performance. In addition, regulations of the Securities and Exchange Commission limit a fund's investment in the securities of companies that derive more than 15% of their gross revenues from the securities of investment management businesses. Also, broadening the Fund's concentration might result in the Adviser investing in a sector of the financial services industry with respect to which it does not have demonstrated or extensive experience with respect to this Fund. Despite these and other risks inherent in adopting the new Concentration Policy, the Board determined that such risks were sufficiently outweighed by the benefits of broadening the Fund's existing concentration policy and expanding and diversifying the universe of companies in which the Fund could invest.

Vote Required. Under current Article Ninth, the two concentration policies cannot be changed without approval by at least two-thirds of outstanding shares. However, under Proposal 7 above, current Article Ninth is proposed to be repealed in which case, the concentration policies may be changed with approval by a 40 Act Majority. The Investment Policy cannot be changed without the approval of a 40 Act Majority. Accordingly:

If Stockholders Approve Proposal 7. If stockholders approve Proposal 7 and thus repeal current Article Ninth, passage of Proposal 10 will require the affirmative vote of a 40 Act Majority (i.e., the lesser of (A) 67% or more of the voting securities present at a meeting at which a quorum is present or (B) more than 50% of the outstanding voting securities).

If Stockholders Do Not Approve Proposal 7. If stockholders do not approve Proposal 7, and thus Article Ninth remains unchanged and effective, passage of Proposal 10 will require (i) with respect to the new 65% Concentration Policy, the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter by the holders of the Common Stock and (ii) with respect to the 25% investment restriction and the Investment Policy, the affirmative vote of a 40 Act Majority. The Fund will implement the change to the Investment Policy even if the new 65% Concentration Policy is not approved. The change to the 25% investment restriction is contingent on the approval of the new 65% Concentration Policy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 10.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of stockholders to be held in 2005 must be in writing and received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than March 17, 2005. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and
(iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Any submission of a director nomination should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of the Fund holding a meeting of stockholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

     A stockholder may nominate an individual to serve as a director or propose other business at an annual meeting, even if the stockholder does not submit the nomination or proposal for inclusion in the Fund's proxy statement. In this case, the current Bylaws provide that the stockholder must provide notice to the Fund, including certain of the information described above, on or before March 17, 2005.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. On January 23, 2004, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending March 31, 2004. The selection of KPMG was ratified by the entire Board. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, NY 10036, served as independent accountants for the Fund since February 18, 1997. PWC's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding PWC's resignation, there have been no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from PWC and KPMG for the Fund's fiscal years ended March 31, 2003 and 2004, respectively.



              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
              -----------------        ----------       ------------------       ---------          --------------

                  3/31/2003              $26,000                $0                   $0                  $ 0

                  3/31/2004              $23,600                $0                 $5,600                $ 0

* "Tax Fees" are those fees billed to the Fund by PwC and KPMG in connection with tax consulting services, including primarily the review of the Fund's income tax returns.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which PWC and KPMG billed the Fund fees for the fiscal years ended March 31, 2003 and March 31, 2004 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended March 31, 2004, KPMG did not provide any non-audit services or bill any fees for such services to the Adviser or any affiliates thereof that provide services to the Fund. For the Fund's fiscal year ended March 31, 2003, the Fund's former auditor, PWC, billed fees to the Adviser in the amount of approximately $910,000 for other non-audit services provided to the Adviser. For the Fund's fiscal year ended March 31, 2004, PWC billed fees to the Adviser in the amount of approximately $797,000 for other non-audit services provided to the Adviser.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (Proposal y1), abstentions have no effect because they are not a vote cast. Thus, they will be disregarded in determining the "votes cast" on the particular issue. However, with respect to Proposals y2 through y9, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote "against" the respective proposals. Similarly, with respect to Proposal 10, where the vote required to approve the matter is the affirmative vote of the holders of either (i) a percentage of the total number of votes entitled to be cast or (ii) a percentage of the voting securities present at the meeting, an abstention will have the effect of a vote "against" the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.




--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------



 If you have any questions concerning this Proxy Statement or need help voting your shares, please call:

                            MacKenzie Parterns, Inc.
                               [GRAPHIC OMITTED]
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885

                                    EXHIBIT A


                           FIRST FINANCIAL FUND, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

     FIRST:   First  Financial   Fund,   Inc.,  a  Maryland   corporation   (the
"Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

     SECOND: The following provisions are all the provisions of the charter (the "Charter") currently in effect and as hereinafter amended:

                                   ARTICLE I
                                      NAME
               The name of the corporation (the "Corporation") is:
                           First Financial Fund, Inc.

                                   ARTICLE II
                                     PURPOSE

     Section 2.1 (a) The purposes for which the Corporation is formed are to act as a closed-end, diversified management investment company registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "1940 Act"), and to exercise and enjoy all of the powers, rights and privileges granted to or conferred upon corporations by the General Laws of the State of Maryland now or hereafter in force, including:

          (1) To hold, invest and reinvest the funds of the Corporation, and to purchase, subscribe for or otherwise acquire, to hold for investment or otherwise, and in connection therewith to hold part or all of its funds in cash, to trade and deal in, sell, assign, negotiate, transfer, exchange, lend, pledge or otherwise dispose of or turn to account or realize upon, securities, (which term "securities" shall, for the purpose of this charter (the "Charter"), include stocks, shares, bonds, debentures, bills, time notes and deposits, mortgages, any other obligations or evidence of indebtedness and futures contracts; and any certificates, receipts, warrants, options or other instruments representing rights or obligations to receive, purchase, subscribe for or sell the same, or evidencing or representing any other rights or interest, including all rights of equitable ownership therein or in any property or assets; and any negotiable or non-negotiable instruments and money market instruments, including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kind of repurchase and reverse repurchase agreements) of any corporation, association, trust, firm or other organization however and wherever established or organized, as well as securities issued by any government of any state, municipality or other political subdivision or any other governmental or quasi-governmental agency or instrumentality thereof.

          (2) To enjoy all rights, powers and privileges of ownership or interest in all securities held by the Corporation including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities.

          (3) To issue and sell shares of its own stock, including shares in fractional denominations, and securities convertible or exchangeable, with or without the payment of additional consideration, into such stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including securities) now or hereafter permitted by the laws of the State of Maryland and by the Charter, as its Board of Directors may, and which is hereby authorized to, determine.

          (4) To purchase, repurchase, or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel shares of its stock, in any manner and to the extent now or hereafter permitted by the laws of the State of Maryland and by the Charter.

          (5) To conduct and carry on its business, or any part thereof, to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Maryland and in any other states, territories, districts, and dependencies of the United States, and in any foreign countries.

          (6) To aid by further investment any issuer, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any corporation, company, trust association or firm.

          (7) In general, to carry on any other business in connection with or incidental to its corporate purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with its business or purposes, objects or powers, and, subject to the foregoing, to have and exercise all the powers, rights and privileges conferred upon corporations by the laws of the State of Maryland as in force from time to time.

               (b) The foregoing clauses (a) (1) - (a) (7) inclusive shall be construed both as objects and powers and the enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Corporation.

     Section 2.2 Incident to meeting the purposes specified in Section 2.1, the Corporation also shall have the power:

          (1) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose (by sale or otherwise) of any property, real or personal, and any interest therein.

          (2) To borrow money and, in this connection, issue notes or other evidence of indebtedness.

          (3) Subject to any applicable provisions of law, to buy, hold, sell, and otherwise deal in and with foreign exchange, including the purchase and sale of future contracts.

                                  ARTICLE III
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated whose post address is 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

                                   ARTICLE IV
             AUTHORIZED STOCK AND PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

     Section 4.1 The number of the Directors shall be five. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are: Dean Jacobson, Richard
I. Barr, Joel W. Looney, Stephen C. Miller and Susan L. Ciciora.

     Section 4.2 The Directors shall be elected at each annual meeting of the stockholders commencing in 2004, except as necessary to fill any vacancies, and each Director elected shall hold office until his or her successor is duly elected and qualifies, or until his or her earlier resignation, death, or removal.

     Section 4.3 A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director.

     Section 4.4 The Secretary of the Corporation shall call a special meeting of the stockholders on the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

     Section 4.5 The Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by either (a) the affirmative vote of a majority of all votes entitled to be cast on the matter; or (b) the Board of Directors; provided, however, that the Board of Directors may not (i) amend or repeal a Bylaw that allocates solely to stockholders the power to amend or repeal such Bylaw, or (ii) amend or repeal Bylaws or make new Bylaws that conflict with or otherwise alter in any material respect the effect of Bylaws previously adopted by the stockholders.

     Section 4.6 (a) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by the Charter or by the Bylaws) shall be vested in and exercised by the Board of Directors.

          (b) The Board of Directors shall have power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the Bylaws.

          (c) The Board of Directors shall have the power to determine, as provided herein, or if provision is not made herein, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of Common Stock of the Corporation. It may delegate such power and duty to any one or more of the directors and officers of the Corporation, to the investment adviser, administrator, custodian or depositary of the Corporation's assets, or to another agent of the Corporation appointed for such purpose.

          (d) The Board of Directors shall have the power to distribute dividends from funds legally available therefor in such amounts, if any, and in such manner and to the stockholders of record as of such date, as the Board of Directors may determine.

     Section 4.7 Neither the stockholders personally nor their property shall be liable to any extent for the payment of the corporate debts.

                                   ARTICLE V
                                      STOCK

     The total number of shares of stock that the Corporation shall have the authority to issue is 50,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), having an aggregate par value of $50,000. Stockholders shall not have preemptive rights to acquire any shares of the Corporation's stock; and any or all of such shares of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder. All shares of authorized Common Stock, when issued for such consideration or minimum consideration as the Board of Directors may determine, which consideration or minimum consideration may also be determined in accordance with a formula or other method prescribed by the Board of Directors, shall be fully paid and nonassessable. Voting power in the election of directors and for all other purposes shall be vested exclusively in the holders of Common Stock.

                                   ARTICLE VI
                              EXTRAORDINARY ACTIONS

     Section 6.1 Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of at least a majority of the aggregate number of votes entitled to be cast thereon.

     Section 6.2 (1) In this Section, "Business Combination" means:

          (i) a merger or consolidation of the Corporation with or into any person other than an investment company in a family of investment companies having the same investment adviser or administrator as the Corporation;

          (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except (x) for the payment of dividends or other distributions, (y) for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business, including permitted borrowings, or (z) in connection with a reorganization of the Corporation with another investment company in a family of investment companies having the same investment adviser or administrator as the Corporation; or

          (iii) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property of the Corporation (or a combination thereof), but excluding (v) sales of any shares of the Corporation in connection with a public offering thereof or for shares of preferred stock or debt securities of the Corporation in connection with a private placement thereof, (w) issuance of any securities of the Corporation upon the exercise of any stock subscription right issued by the Corporation, (x) with respect to the Corporation's dividend reinvestment and/or cash purchase plan, (y) in connection with a dividend or distribution made pro rata to all holders of stock of the same class, or
     (z) a transaction within the scope permitted under (1)(i) or (ii) above.

     (2) In addition to the approval by the Board of Directors required by applicable law, the Charter or the Bylaws of the Corporation, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be required to approve:

          (i) a Business Combination;

          (ii) a voluntary liquidation or dissolution of the Corporation;

          (iii) a stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

          (iv) an amendment to the Charter to convert the Corporation from a closed-end investment company to an open-end investment company or unit investment trust (as such terms are defined by the 1940 Act), whether by merger or otherwise;

          (v) a self tender for, or acquisition by the Corporation of, more than 25% of the Corporation's outstanding shares of stock, in the aggregate, during any twelve-month period.

     (3) This Section may not be amended, altered or repealed without the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

     Section 6.3 The Corporation is prohibited from electing to be subject to any provision of Title 3, Subtitle 8 of the MGCL, as amended from time to time, or any successor to such provisions.

                                   ARTICLE VII
                    LIMITATIONS ON LIABILITY; INDEMNIFICATION

     Section 7.1 To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as may hereafter be amended:

          (1) No director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages; and

          (2) The Corporation shall indemnify and advance expenses as provided in the Bylaws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation in similar capacities for other entities.

     Section 7.2 No amendment, alteration or repeal of this Article VII, or the adoption, alteration or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VII, shall adversely affect any limitation on liability or indemnification of any person under this Article VII with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

                                  ARTICLE VIII
                                   AMENDMENTS

     Section 8.1 Except as set forth in Section 8.2, any of the provisions of the Charter may be amended, altered or repealed upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     Section  8.2 Any  amendment,  alteration  or repeal of Section  6.2 or this
Article VIII requires the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock.

     THIRD: The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the Charter.

     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the Charter.

     SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

     SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2004.


ATTEST:                                    FIRST FINANCIAL FUND, INC.



__________________________                 By: _________________________(SEAL)
Stephanie Kelley, Secretary                    Stephen C. Miller, President

                                    EXHIBIT B

                           FIRST FINANCIAL FUND, INC.

                             AUDIT COMMITTEE CHARTER

     1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate.
The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

     At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation.

     2. The purposes of the Audit Committee are:

          (a) to  assist  Board  oversight  of

               1) the integrity of the Fund's financial statements,

               2) the Fund's compliance with legal and regulatory requirements,

               3) the independent auditor's qualifications and independence,

               4) the performance of the Fund's independent auditors,

          (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

          (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (e) to determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

          (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

          (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Fund's independent auditors shall report directly to the Committee.

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

     3. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

          (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

          (b) that each Audit Committee member is financially literate;

          (c) that at least one of the Committee members has accounting or related financial management expertise; and

          (d) the adequacy of the Charter.

     4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

          (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR;
     (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting; (ix) to discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and (x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information;

          (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

          (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

               1) Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

               2) Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

               3)   Prohibited   Services  -  The   auditor   may  not   perform
          contemporaneously  any of the  following  non-audit  services  for the
          Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible;

          (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

          (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

          (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

          (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

          (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

          (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

          (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

          (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

          (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

          (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

          (o) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

          (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

          (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

          (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

          (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

          (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. The Fund's independent auditors are ultimately accountable to the Audit Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

     6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

     7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

     8.  The  Committee   shall  be  responsible   for  reviewing  any  required
description of the Committee in the Fund's annual reports or proxy statements.

     9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

     10. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the Sarbanes-Oxley Act of 2002.

          (a) Provision of Information to Outside Counsel and Service Providers. To assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the "CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

          (b) Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the Committee's receipt of the report, (ii) inform the Fund's CEO of the report (other than those received from the and
     (iii)  determine  whether  an  investigation  of a  material  violation  is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit Committee or the Board of Directors, (B) initiate an investigation and (C) retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

               1) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

               2) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

     Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes" that no material violation has occurred, is ongoing or is about to occur. "Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

     Determination: Material Violation Has Occurred, Is Ongoing or Is About to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:

     (1) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

     (2) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to
     (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and (iii) reduce the likelihood of a recurrence of the material violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

     (3) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

     Other Action. The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

          (c) Reporting and Recordkeeping. The Committee shall inform the relevant Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i) the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and
     (iii) any remedial actions taken. The Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

          (d) Protection of Reporting Attorneys. The Committee shall not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report. The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

          (e) Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

     11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


     12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

     13. The Chief Executive Officer ("CEO") of the Fund shall certify to the Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

     14. The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

     15. The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

Adopted January 23, 2004

        If you have any questions concerning this Proxy Statement or need help voting your shares, please call:

                            MacKenzie Partners, Inc.
                               [GRAPHIC OMITTED]
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885

                                      PROXY


                           FIRST FINANCIAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110 at 9:00 a.m. Eastern Daylight Time, on August 18, 2004, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, which are incorporated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALs 1 THROUGH 10.

Please refer to the Proxy Statement for a discussion of the Proposals.

1 Election of Directors: Nominees are Richard I. Barr, Joel W. Looney, Dr. Dean Jacobson, Susan L. Ciciora, and Stephen C. Miller.
     FOR____ WITHHOLD___ FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

------------------------------------------------------------------------- ------
STOCKHOLDERS MAY VOTE WITH RESEPCT TO ALL OF THE PROPOSALS 2 THROUGH 10 BY MAKING THE APPROPRIATE OMNIBUS SELECTION TO THE RIGHT

                                      FOR___      AGAINST ___        ABSTAIN ___
------------------------------------------------------------------------- ------


2 To declassify the Board and provide for annual election of Directors FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

3 To elect directors by a plurality of votes cast at a meeting at which a quorum is present FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

4 To call a special stockholders meeting upon the written request of the holders of at least 25% of the votes entitled to be cast at the meeting FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

5 To vest in stockholders the power to amend or adopt Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

6 To prohibit the Fund from opting into any provision of the Maryland Unsolicited Takeovers Act FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

7 To repeal Article Ninth and to alter the vote required to effect certain extraordinary corporate transactions FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

8    To establish the number of Directors at five FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

9 To amend and restate the Charter, the implementation of which is contingent on the approval of Proposals 2 through 9 FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

10 A. To change the Fund's current industry concentration policies so that the Fund shall invest at least 65% of its assets in the financial services industry FOR___ AGAINST ___ ABSTAIN ___

     B. To make non-fundamental the Fund's policy of investing 80% of its assets in financial services companies FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

11 TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:         -------------------------

Date:              -------------------------

Signature:         -------------------------

Date:              -------------------------


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ENDNOTES

1    Under the Section  2(42) of the 1940 Act, the voting  requirement  would be
     (A) 67% or more of the voting securities present at a meeting at which a quorum is present or (B) more than 50% of the outstanding voting securities, whichever is the less. This is often referred to as a "40 Act Majority".